Net Loss Per Ordinary Share	12 Months Ended
Dec. 31, 2023
Net Loss Per Ordinary Share [Abstract]
NET LOSS PER ORDINARY SHARE

NOTE 12 - NET LOSS PER ORDINARY SHARE:

The following table sets forth the computation of basic and diluted net loss per ordinary share for the periods indicated. Net loss per ordinary share calculations for all periods presented have been retrospectively adjusted to reflect the Reverse Stock Split, as discussed in Note 1(c).

	Year Ended December 31
	2023	2022	2021(*)
	U.S. dollars in thousands
Basic net loss per Ordinary Share
Numerator:
Net loss from continuing operations	(19,661)	(27,667)	(26,534)
Dividend on Series E Redeemable Preferred	-	-	(2,710)
Dividend on Series D Redeemable Preferred	-	-	(4,023)
Dividend on Series C Redeemable Preferred	-	-	(1,426)
Dividend on Series B-2 Redeemable Preferred	-	-	(985)
Dividend on Series B-1 Redeemable Preferred	-	-	(394)
Dividend on Series A Redeemable Preferred	-	-	(1,792)
Numerator for basic and diluted net loss per common share net loss attributable to common stockholders	(19,661)	(27,667)	(37,864)

Denominator:
Denominator for basic and dilutive net loss per common share- adjusted weighted-average share	101,985,939	97,820,782	33,031,205

Basic and dilutive net loss per common share	(0.19)	(0.28)	(1.15)

(*)	Pursuant to the Merger Agreement Closing, all the Company’s Preferred Shares were converted on a one-to-one basis into Company’s Ordinary Shares; The Company’s Articles of Association that was in effect prior the Merger Agreement Closing, stated that the Preferred Shares were entitled to dividend preference, according to which, upon declaration of dividend by the Company’s Board of Directors, such Preferred Shares shall be entitled to cumulative dividends as of their applicable issuance at an annual rate of 7% of the applicable Original Issue Price (compounded annually). Dividend on Redeemable Preferred Shares referred to the period that started on January 1, 2021 and ended on September 29, 2021 (Closing Date, refer to note 1(c)).

The following weighted-average Ordinary Shares of securities were not included in the computation of diluted net income (loss) per common share as their effect would have been antidilutive:

	2023	2022	2021
Options	12,233,173	14,913,114	16,028,893
Restricted Stock Units	5,844,514	3,270,669	-
Warrants liability	-	-	41,351
Private Warrants	3,330,000	3,330,000	1,683,500
Public Warrants	5,750,000	5,750,000	2,906,944
Forfeiture Shares	1,006,250	1,006,250	508,715
Redeemable Convertible Preferred A shares	-	-	24,584,645
Redeemable Convertible Preferred B-1 shares	-	-	7,524,342
Redeemable Convertible Preferred B-2 shares	-	-	13,950,841
Redeemable Convertible Preferred C shares	-	-	7,042,522
Redeemable Convertible Preferred D shares	-	-	14,431,585
Redeemable Convertible Preferred E shares	-	-	8,279,726

The number of Redeemable Convertible Preferred Shares and warrants liability have not been retrospectively adjusted to reflect the Reverse Stock Split in these consolidated financial statements as a result of the conversion to Ordinary Shares occurring simultaneously with the Reverse Stock Split.